May 2021 Delek US Holdings, Inc. Investor Presentation Exhibit 99.1

Disclaimers 2 Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral and written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prosp ects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; cost reductions; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; the performance of our joint venture investments, including Red River and Wink to Webster, and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; the attainment of certain regulatory benefits; long-term value creation from capital allocation; execution of strategic initiatives and the benefits therefrom, including cash flow stability from business model transition; and access to crude oil and the ben efits therefrom. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expression s, as well as statements in future tense, identify forward-looking statements. Investors are cautioned that the following important factors, among others, may affect these forward -looking statements: uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell, including uncertainties regarding future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; uncertainty relating to the impact of the COVID-19 outbreak on the demand for crude oil, refined products and transportation and storage services; Delek US’ ability to realize cost reductions; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; gains and losses from d erivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Wink to Webster joint venture to construct the long-haul pipeline; the ability of the Red River joint venture to expand the Red River pipeline; the ability to grow the Big Spring Gathering System; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subjec t to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Our management uses certain “non-GAAP” operational measures to evaluate our operating segment performance and non -GAAP financial measures to evaluate past performance and prospects for the future to supplement our GAAP financial information presented in accordance with U.S. GAAP. These financial and operational non-GAAP measures are important factors in assessing our operating results and profitability and include: • Adjusting items - certain identified infrequently occurring items, non-cash items, and items that are not attributable to or indicative of our on-going operations or that may obscure our underlying results and trends; • Earnings before interest, taxes, depreciation and amortization ("EBITDA") - calculated as net income attributable to Delek adjusted to add back interest expense, income tax expense, depreciation and amortization; and • Adjusted Segment Earnings - calculated as reported GAAP contribution margin (or revenue less cost of materials and other and operating expenses) less estimated general and administrative expenses specific to the segment (and excluding allocations of corporate general and administrative expenses), adjusted to include gain (loss) from disposal of pro perty and equipment, and adjusted to reflect the relevant Adjusting items (defined above). While this measure does not exactly represent EBITDA, it may be considered a reasonably comparable measure to EBITDA, in that it includes all id entified material cash income and expense items, and excludes depreciation, amortization, interest and income taxes. This definition of Adjusted Segment Earnings (or, individually, Adjusted Refining Segment Earnings, Adjusted [Logistic s] Midstream Segment Earnings or Adjusted Retail Segment Earnings) is specific to this communication only and the exhibits referenced herein, and may not correlate to the use of the term ‘Adjusted Contribution Margin’ or ‘Adjusted Segment Contribution Margin’ as a non-GAAP measure in other of our filings with the SEC. Accordingly, always refer to the respective Non-GAAP Disclosures section, included in each of our filings that contain non-GAAP measures, for more information regarding the use of and definition of non-GAAP measures and terms, as they relate to that specific SEC filing. We believe these non-GAAP measures are useful to investors, lenders, ratings agencies and analysts to assess our financial results and ongoing performance in certain segments because, when reconciled to their most comparable GAAP financial measure, they provide important information regarding trends that may aid in evaluating our performance as well imp roved relevant comparability between periods, to peers or to market metrics. Non-GAAP measures have important limitations as analytical tools, because they exclude some, but not all, items that affect contribution margin, operating income (loss), and net income (loss). These measures should not be considered substitutes for their most directly comparable U.S. GAAP financial measures. Additionally, because the non-GAAP measures referenced above may be defined differently by other companies in its industry, Delek US’s definition may not be comparable to similarly titled measures of other companies. See the accompanying tables in the appendix for a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures. We are unable to provide a reconciliation of forward-looking estimates of EBITDA or other forward-looking non-GAAP measures because certain information needed to make a reasonable forward-looking estimate of net income or other forward-looking GAAP measures is difficult to estimate and dependent on future events, which are uncertain or outside of our control. Accordingly, a reconciliation to the most comparable GAAP measure is not available without unreasonable effort. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of the projected GAAP measure could vary substantially from projected non-GAAP measure.

Investment Overview (NYSE: DK)

Flexible Financial Position to Support Midstream Growth

- March 31, 2021 balance sheet:
  - Delek US: approx. $794 million of cash; $2.4 billion of debt
  - Includes $13.0 million cash and $983 million long-term debt of DKL
  - Net debt (excl. DKL) of $604 million

Tangible Value in Delek Logistics (DKL)

- DKL simplification of incentive distribution rights
  - Transaction consideration: 14 million units and $45 million cash
- Total DK ownership in DKL now 80% or 34.7 million units
- Implied value of DK ownership in DKL of $1.3 billion(1)

Renewable Diesel

- Delek has established a 'capital light' approach to Renewable Diesel
- $13.3 million option for 33% indirect interest in the net cash flow from a renewable diesel facility following its conversion
- The facility will be able to produce up to 220mm gallons a year of renewable fuels
- Estimated start-up January 2022

Retail Segment

- Provides diversification and stability relative to other business segments
- Fuel volume declines being offset by strong fuel gross margins and in-store sales
- Retail business provides DK the ability to generate RINS
- Compelling profit growth opportunity through new-to-industry locations, investment in existing stores and divestments of smaller, lower volume locations

Refining Portfolio: Gulf Coast Centric; Niche Market Oriented

- PADD 3 centric portfolio with product pricing tied to the Gulf Coast
- Access to domestic, inland based crude feedstock typically trading at discount to global crudes
- Niche market location for three of the four refineries serves as a competitive advantage

1) Factset as of 5/10/2021

3

Integrated Company with Asset Diversity and Scale

Strategically located assets with growing crude oil optionality



Source 207,000 bpd from Permian Basin
• Growing gathering system
• Wink to Webster JV Crude Oil Pipeline
Cushing Optionality: 100,000 bpd
CUSHING
WOODFORD BASIN
PERMIAN BASIN
WICHITA FALLS
BASIN
ALBUQUERQUE
LUBBOCK
BIG SPRING
RIO
TUCSON
EL PASO
DALLAS
WEST TEXAS GULF
Wink to Webster
TYLER
SAN ANGELO
AMDEL
RED RIVER
PALINE
MILLENNIUM
LITTLE ROCK
EL DORADO
CADDO
LOLA
KROTZ SPRINGS
MEMPHIS
MID VALLEY
NASHVILLE
BRENTWOOD
ST JAMES
NEW ORLEANS
BEAUMONT
FREEPORT
EAGLE FORD BASIN
DELEK REFINERIES
DKL TERMINAL
DELEK ASPHALT TERMINAL
DELEK RENEWABLES
RETAIL CITIES
THIRD-PARTY TERMINAL
DKL CRUDE PIPELINE
DKL JOINT VENTURE CRUDE PIPELINES
THIRD-PARTY CRUDE PIPELINES
THIRD-PARTY PRODUCT PIPELINES
LONGVIEW, TEXAS
CORPORATE HEADQUARTERS

Refining

- 302,000 bpd in total
  - El Dorado, AR
  - Tyler, TX
  - Big Spring, TX
  - Krotz Springs, LA
- Crude oil supply: 262,000 bpd WTI linked currently
- Increasing crude oil optionality through Red River expansion

Logistics

- 10 terminals
- Approximately 1,550 miles of pipeline
- 10.2 million bbls of storage capacity
- West Texas wholesale
- JV crude oil pipelines: RIO / Caddo / Red River
- Own ~80% of DKL

Asphalt

6 asphalt terminals located in:

1) El Dorado, AR
2) Muskogee, OK
3) Memphis, TN
4) Big Spring, TX
5) Henderson, TX
6) Richmond Beach, WA

Retail

- Approximately 253 stores
- Southwest US locations
- West Texas wholesale marketing business

Renewables

Approximately 40m gallons biodiesel production capacity:

1) Crossett, AR
2) Cleburne, TX
3) New Albany, MS

Delek US

4

5 2005 Current Long History of Opportunistic Acquisitions & Value Creation Being Nimble and Capturing Market Dislocations / Opportunities 2006 Abilene & San Angelo terminals 2012 Nettleton Pipeline 2011 Paline Pipeline Acquisition Completed 171 retail fuel & convenience stores & related assets 2013 Biodiesel Facility 2011 Lion refinery & related pipeline & terminals 2005 Tyler refinery & related assets 2013 Tyler-Big Sandy Pipeline 2014 Biodiesel Facility Logistics Segment Retail SegmentRefining Segment 2012 Big Sandy terminal & pipeline 2013 North Little Rock Product Terminal 2011 SALA Gathering Lion Oil acquisition Increased Gathering East and West Texas 2014 Mt. Pleasant System 2014 Frank Thompson Transport DKL Joint Ventures RIO Pipeline Caddo Pipeline 2015 47% ownership in Alon USA 2015 47% ownership in Alon USA 2016 Sold MAPCO 2017 Acquired rest of Alon USA 2017 Acquired rest of Alon USA 2018 Acquired rest of Alon USA Partners 2019 DKL Red River Pipeline JV 2019 Wink to Webster Long Haul JV 2018 Formed Big Spring Gathering 2005 Current 2019 New Albany Biodiesel Facility 2020 Sold Bakersfield Refinery

Environmental, Social, and Governance (ESG)

Published New Sustainability Report in September 2020

Environmental[1,2]

- Published our first GHG disclosures, which goes beyond what many of our peers publish
  - Refining business unit Scope 1 & 2 emissions for 2017, 2018 & 2019
  - Refining business unit carbon intensity for 2018 & 2019
  - Enterprise-wide Scope 1 & 2 emissions for 2019
- The safety and health of our employees is a core value of the company as reflected in progressive safety improvements over time
- 2nd Overall (combined DART & TRIR, per AFPM) among companies operating multiple refineries
- The specific complexity of our processing units combined with our commitment to utilize Permian crude allows Delek to operate its refineries with a lower than industry average carbon intensity.

Carbon Intensity of Refining Business Unit(4) Indexed to Total Refinery Input

2018 Delek US Refining	25.4
2019 Delek US Refining	26.5

[metric tons CO2e per 1,000 barrels of refinery throughput of crude and other feed stocks]



Social

- Consistent with our Mission, Vision and Core Values, Delek believes that a diverse workforce composed of individuals with a variety of personal and professional backgrounds and identities makes our company stronger
- We are committed to increasing the diversity of our already inclusive workforce and generating greater professional and economic opportunities for all employees. Achieving these mutually-supportive goals will make us stronger, more agile and resilient
- **Published our first demographic disclosures**
  - Total employees by gender and ethnicity
  - Manager and above by gender
  - Manager and above by race


36%

Women hold 36% of jobs across Delek


37%

Other than Caucasian ethnicity 37% of the Delek workforce

- **Disclosure of whistle blower stats**

Delek US fund for hope

Governance

- Delek observes responsible, ethical and transparent business practices. Led by our Board of Directors and executive leadership team, we strive to deliver market competitive returns to investors while providing tangible benefits to all of our stakeholders

By 2022, not less than 30% of our Board of Directors will be female and/or racially diverse.

- Board members have diverse backgrounds and experience
- 87.5% of Directors are independent
- **Published new public policies on ESG-related topics**
  - Diversity, Equity, & Inclusion (DE&I) Policy
    - Implemented by a newly-created Senior Director for DE&I
  - Human Rights Policy
  - Conflict Minerals Policy
  - Super Social Standards



1. Data represents Delek hours for all business units, excluding Delek Logistics, which is a separate public company
2. Rates calculated using the OSHA formula, which is based on 100 full-time employees for a one-year period (2,000 hours)
3. Please refer to the Sustainability Report on DK website
4. Does not include the Bakersfield facility, which has not producded transportation fuels since 2015, nor does it include our biodiesel plants.

6

7 Midstream: Big Spring Gathering System Gathering Helps Control Crude Oil Quality and Cost into Refineries Big Spring Gathering System  Approximately 200-mile gathering system  350 Kbpd throughput capacity  >275,000 dedicated acres  Points of origin: Howard, Borden, Martin and Midland counties  Total terminal storage of 650K bbls  Connection to Big Spring, TX terminal  Getting closer to wellhead allows us to control crude quality and cost  Provides improvement in refining performance and cost structure  Drop down to DKL completed in Q1 2020  Gathering increases access to barrels  Creates optionality to place barrels:  Big Spring (local refinery)  Midland  Colorado City (access other refineries)  Wink (to Gulf Coast)  Control quality and blending opportunities Delek Logistics Acquired 1Q20  Expected $30 - $32 million Annual EBITDA underpinned by MVC DK to DKL  MVC 120 Kbpd for Big Spring system in addition to 50mbbl/d connection to 3rd party pipeline system  CAPEX potential of $33.8 million if requested by DK, matched with MVC providing 12.5% ROR Permian Supply vs. Takeaway Refining Capacity Wink to Webster Gathering Access

Midstream: Wink to Webster Crude Oil Long-Haul Pipeline Joint Venture

Complements Gathering – Provides Access to Gulf Coast Markets

Wink to Webster Pipeline JV

- 650-mile 36-inch diameter crude oil pipeline
- Wink to Webster Pipeline LLC is supported by industry leading partners – Exxon, Lotus Midstream, MPLX/Delek US JV, Plains, and Rattler Midstream
- Total system expected completion 2021
  - Main segment started transporting oil in October 2020
  - The Midland-to-Webster segment was commissioned in January 2021, and is now operating
- Supported by significant volume of long-term commitments



Big Spring
Midland
Wink
WTW Crude Oil Pipeline
Beaumont
Junction
Webster/
Baytown

- **Delek US' Investment**
  - Delek US has a 50% ownership interest in a JV that owns a 30% ownership interest in Wink to Webster Pipeline LLC
  - Expected $340 million to $380 million net investment
  - Integrated with Big Spring gathering system to provide source of barrels and services to producers
- **Well above Delek US' targeted minimum required midstream IRR of 15%**
- **Secured project financing for approximately 80% of our investment**
  - **~$69 million reimbursement in 1Q20**
  - **Results in ~$75 million equity contribution; balance to be project financed**

8

9 Midstream: Red River Pipeline Joint Venture Delek US is a major shipper on pipeline; increased crude oil optionality  Increasing by 65,000 bpd to 100,000 bpd following expansion;  Incremental 24 million bbls/yr of Cushing crude oil into Longview, TX  From Longview, TX DKL has access to:  Delek US refining system providing ability to reduce dependence on Midland crude oil at Tyler, El Dorado and Krotz Springs  Gulf Coast markets through Paline and other third-party pipelines  Increases potential WTI-Brent exposure with l imited cost to the company Longview  Expansion from 150 Kbpd to 235 Kbpd completed during 3Q 2020  Delek US is a major shipper on pipeline; increased crude oil optionality  DKL purchased 33% interest in May 2019  Approx. $128.0 million initial investment; financed with revolver  DKL contributed approximately $17 million to the expansion, of which $3.5 million was included in initial investment in May 2019  Expected annualized adjusted EBITDA  Expected $13.5 to $15.5 million annualized adjusted EBITDA pre-expansion  Increases to $20.0 to $25.0 million annualized adjusted EBITDA post-expansion Red River Pipeline JV

Enhancing Our Position In Midstream

Substantial Projected Growth in Consolidated Midstream Cash Flows

Krotz Springs

- Logistics assets associated with Krotz Springs refinery

Wink to Webster Pipeline

- Long haul pipeline from Permian to Gulf Coast providing stable cash flow and connected to our Big Spring Gathering system, providing access to additional crude inputs
- Expected return **well above our minimum target IRR threshold of 15%**

Other Midstream Growth Initiatives

- Slurry Blending- Exclusive agreement with Baker Hughes utilizing proprietary intellectual property allowing us to meet IMO regulations through blending competencies
- Red River Pipeline JV – **expansion from 150 Kbpd to 235 Kbpd** completed during 3Q 2020
- Delek continues to explore other midstream growth opportunities

Strong EBITDA Growth Profile from Midstream Initiatives



($ in millions)
Delek US announced goal to achieve midstream EBITDA target of $365 million to $395 million by 2023
$256
~$30-$35
~$80-$105
~$365-$395
~$110-$140 million growth opportunity: ~40%-55%
3 Months Ending 12/31/2020 Annualized
Krotz Springs Midstream Assets
Wink to Webster & Other Midstream Growth Initiatives
Total Annual Segment Earnings Potential

DKL EBITDA Growth ($ in millions)



26% CAGR
$97
$115
$164
$179
$245
2016
2017
2018
2019
2020

10

Aligning Our Portfolio with the Most Attractive Opportunities

Track record of actively managing our portfolio

Divestitures	Dropdowns	Joint Ventures	Acquisitions
Over $800 million in proceeds since 2016 from **well-timed divestitures** to **enhance our portfolio composition**	**Asset dropdowns** to DKL have created substantial value at both **DK and DKL**	Joint ventures have provided DK and DKL with **low-cost opportunities** to expand operations and **increase cash flows**	Built a strong portfolio by strategically **acquiring complementary assets**

Focus on diversifying cash flow streams and reducing cash flow volatility

2019A Adj. Segment Earnings[1]



25%
75%

Projected growth from midstream and retail (excludes upside from new stores)

Refining | Midstream & Retail

2022E Targeted Adj. Segment Earnings[1]



39%
61%

"We think **continued growth in DK's less noted midstream and retail** segments should drive a growing focus on SOTP, supporting valuation."

– Raymond James[2] (1/10/2020)

(1) See definition in Non-GAAP Disclosures discussion on page 2
(2) Permission to quote was neither sought nor provided

11

Enhancing Our Retail Network

High-Growth Opportunity Complementing Existing Operations

- Serves as a natural fuel short while **improving DK's cash flow stability and reducing its Renewable Identification Number ("RIN") obligations**
- Three new-to-industry ("NTI") stores were recently constructed and are **significantly outperforming legacy stores,** with expectations that 2021 outperformance could be **as much as 4.0x to 5.0x** of expected Adjusted Retail Segment Earnings/store average
- **25%+ projected IRR** on NTI stores
- **Improving retail footprint** by closing and discontinuing leases of underperforming stores and upgrading legacy stores

Organic Retail Expansion Offers Attractive Return Opportunity


Substantial value uplift potential
12.0x
9.0x
Low build multiple
5.0x
4.0x
NTI Build Multiple
Retail Trading (TEV / NTM EBITDA) Multiple (1)

Proven Track Record of Growth…


Adjusted Retail Segment Earnings Per Store ($ in thousands)(2)
18% CAGR
$95
$120
$132
$150
$187
2016A
2017A
2018A
2019A
2020A

…with High Growth Potential


Adjusted Retail Segment Earnings ($ in millions)
~250 stores
$53
~300 stores
~$100
2021E
2025E

(1) As of 5/10/2021; retail peer set: Alimentation Couche-Tard, Inc., Casey's General Stores, Inc., Murphy USA Inc.
(2) Derived from dividing Adjusted Retail Segment Earnings by ending number of stores each period

12

Retail: Diversifies Delek 13  ~80% integration with existing downstream operations offering synergies and competitive advantage  Operate approximately 253 C-stores in Central and West Texas and New Mexico Synergistic Retail Platform Significant Profit Growth Opportunity  Divesting underperforming stores  Rebrand 7-Eleven stores to DK by 2023  Implement interior re-branding/re-imaging  Longer-term build out of larger, new-to-industry locations with strong fuel/diesel offering and compelling foodservice experience

Renewables: Renewable Diesel 14  Delek has established a ‘capital light’ approach to Renewable Diesel  $13.3 million option for 33% indirect interest in the net cash flow from a renewable diesel facility following its conversion  The facility will be able to produce up to 220mm gallons a year of renewable fuels  Estimated Start-up January 2022 For biofuel strategies to be truly effective, feedstock production must be highly scalable to meet society's growing demand for low carbon fuels. As a high oil yielding crop per acre, Camelina can be efficiently processed into low carbon biofuels such as renewable diesel and jet fuel using well established existing technologies. A counter-cyclical crop cycle like Camelina increases asset utilization and total crop year grower returns by turning an expensive fallow crop acre into a revenue-generating acre. Feedstock Advantage: Camelina GCE Holdings Acquisitions, LLC recently purchased the Bakersfield Refinery from Delek and is retooling it into the largest facility of its kind in the western United States which can produce renewable fuels from non-food feedstocks. When complete, the biorefinery will be able to produce renewable diesel from various feedstocks, including varieties of camelina.

Positioning for Energy Transition

Existing footprint in biodiesel and reviewing opportunities in renewable diesel and de-carbonization

Existing Position in Biodiesel

Operate 3 Biodiesel Facilities:
~40mm gallons of annual biodiesel production capacity (equal to 407,200 metric tons of carbon reduction)[1]

Cleburne, TX | Crossett, AR | New Albany, MS

Integrated with refining system and generates substantial RINs

Actively Exploring Renewable Diesel Opportunities

$13.3 million option to acquire a 33% indirect economic interest in Bakersfield, CA:
220mm gallons annual production capacity

Bakersfield, CA

Capital-light approach provides optionality

Innovation is Part of Our Core Values



Innovation ECO system
Asset Management
Operations & Safety
New Energy
Carbon Capture
Process Automation & Optimization
Retail Customer Experience
Centralized Data & Command Center

Dedicated innovation team led by Sarit Soccary Ben-Yochanan, a 15-year industry veteran

"… DK's option for 73mmgal of RD exposure will cost just 18c/gal, **far and away the lowest when most other projects are in the $1-3/gal range**. Furthermore, the Global Clean Energy will grow its own feedstock… allowing it to potentially avoid the recent trend in higher raws."

– Tudor, Pickering, Holt[2] (2/25/2021)

Source: Global Clean Energy Holdings' public filings
(1) EPA (https://www.epa.gov/energy/greenhouse-gas-equivalencies-calculator)
(2) Permission to quote was neither sought nor provided

15

PADD 3 Refining System with Crude Slate Optionality

Tyler, Texas
- 75,000 bpd crude oil throughput
- 8.7 complexity
- Light crude oil refinery
- Permian Basin, Cushing and East Texas sourced crude oil

El Dorado, Arkansas
- 80,000 bpd crude oil throughput
- 10.2 complexity
- Flexibility to process medium and light crude oil
- Permian Basin, local Arkansas, East Texas, Cushing and Gulf Coast crude oils

Big Spring, Texas
- 73,000 bpd crude oil throughput
- 10.5 complexity
- Process WTI and WTS crude oil
- Located in the Permian Basin

Krotz Springs, Louisiana
- 74,000 bpd crude oil throughput
- 8.8 complexity
- Permian Basin, Cushing, local and Gulf Coast crude oil sources

Increasing Access to Cushing Crude Oil Grades, bpd



Crude Throughput Capacity
1st Half 2020 Crude Oil Access
Current Crude Oil Access
302,000
35,000
25,000
35,000
207,000
35,000 to 42,000
25,000
35,000 to 100,000
135,000 to 207,000
Permian
Cushing
ETX/ AR
Other/GC

***Crude Oil Optionality* - Red River pipeline joint venture to increase access to Cushing crude oil from 35,000 bpd to 100,000 bpd following expansion in 3Q 2020**

- ***Brings total barrels priced on a Cushing basis, excluding Midland, to 125,000 bpd***

Three Months Ending March 31, 2021



Tyler(1)
WTI
ETX
Other
7%
93%
100% WTI linked
El Dorado(1)
WTI
Local AK
Other
24%
44%
32%
100% WTI linked
Big Spring(1)
WTI
WTS
37%
63%
100% WTI linked
Krotz Springs(1)
WTI
GC Sweet
Other
19%
81%
75% WTI linked

1) Crude oil slate based on amount received three months-ended as of March 31, 2021 and will vary each period based on operations and purchases.

Note: WTI-Brent differential realized through crack spread and capture rates and Midland WTI differential realized in crude slate.

16

17 Long-term Capital Allocation Framework Four pillars underpinned by a rigorous and disciplined capital allocation program to create long-term value Priorities: • Invest: Capital allocation program focuses on safety, maintenance, and reliability as top priority • Cash Returns: Maintain a competitive cash return profile commensurate with underlying earnings power • Grow: Maintain financial strength and flexibility to support strategic growth objectives • Enhance Balance Sheet / Return Excess Cash: Reduce net debt and/or opportunistically return additional cash Sustaining Capex • Approximately $100 million sustaining capex/yr • Between $40-$75 million per turnaround • Critical for safe and reliable operations • Various amounts for regulatory capex Sustaining & Regulatory Capex Non-Discretionary • At this juncture, free cash flow used for share buybacks over re-instating the dividend or growth capital Cash Returns Discretionary Growth Capex • 25% IRR for >$5mm projects at Refining; <$5mm is 50% IRR • >15% IRR minimum hurdle rate for Retail projects, dependent on size • >15% IRR hurdle rate for stable cash flow Logistics projects Cash Returns to Shareholders • Target competitive overall cash return • Continue to evaluate dividend reinstatement / share buybacks versus growth capex / investment opportunities Acquisitions • Evaluate accretive opportunities as they arise vs. alternative uses of cash Opportunistically De-lever • Continue to optimize the balance sheet • Opportunistically repay DK debt when FCF supports it

Capital Allocation – Balanced & Flexible 18 $0 $100 $200 $300 $400 $500 CAPEX CAPEX 2019-2021 2019 2020 2021E 2021E 25% lower than 2020 • 2021 spending guidance of $175 to $185 million (including turnarounds) • Net of estimated insurance proceeds • 2021 includes the following projects: • Krotz Springs Turnaround • Completed in early March 2021 • El Dorado Turnaround • Completed in early April 2021 • No major planned maintenance for remainder of the year • The increase from the original plan reflects a combination of freeze related damages, the fire at El Dorado, and capitalized costs from the Krotz Springs restart. 2019 Spend 2020 Spend First Quarter 2021 New 2021 Budget $428 $240 $67 $175 - $185 Capital Expenditures 1 2020 44% lower than 2019 1. Net of estimated insurance proceeds

Capital Allocation Discipline

Maintaining a Strong Balance Sheet

- Should support ability to invest in the business
- Provides ability to act quickly to take advantage of opportunities
- DK, excluding DKL, had $781 million of cash and $604 million net debt at 3/31/21

Capital Allocation Discipline in Practice

Investing in the Business

- Krotz Springs and El Dorado turnarounds in 1Q21
  - No other major turnaround scheduled for 2021

Growing the Business

- Complete Midstream Growth Projects
  - Big Spring Gathering System capital spending
  - Joint Venture Contributions
    - Wink to Webster long haul pipeline joint venture
    - Red River Joint Venture
- High Grading Retail Portfolio
  - Selling Smaller Stores and Building New to Industry (NTI) Stores

Cash Balance & Net Debt (DK Ex. DKL)(1)



Cash Balance
Net Debt
$946
$130
$1,000
$159
$950
$284
$781
$496
$833
$627
$802
$666
$784
$573
$781
$604
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21

Capital Expenditures(1)(2)



$38.2
$47.7
$44.7
$65.8
$25.0
$78.3
$19.9
$170.3
$1.7
$13.3
$3.2
$8.7
$22.9
$7.5
$59.5
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
Sustaining Capex
Discretionary Capex

1) Based on company filings from Q4 2018 through Q1 2021. Sustaining capex defined as regulatory & maintenance capital expenditures. Capital expenditures does not include joint venture contributions
2) Excludes purchases of rights-of-way in the amount of $19.1 million in 2019 and $2.7 million in 2020

Delek US

19

Market Opportunities & Valuation

41% 37% 36% 36% 35% 35% 30% 36% CVI VLO MPC PSX DK HFC PBF 1Q21 Refiners’ Middle Distillates Yield % (1) (2) (3) 54% 54% 54% 54% 51% 49% 43% 51% MPC PBF HFC CVI DK VLO PSX 1Q21 Refiners’ Gasoline Yield % (1) (3) 21  Refining system product yields  Strong middle distillate yield versus peers  Ability to switch ~10% between gasoline and distillate  Crude oil slate has flexibility  Ability to increase sour crude oil processing to approximately 50% based on market economics  Big Spring refinery currently processes 21% WTS and can increase to 100%  El Dorado refinery flexibility to process light to medium sour crude oil (up to 100%) based on economics  Krotz Springs distillation unit and FCC temporarily idled in 4Q20  Results in reduced gasoline yield  Krotz Springs restarted in March of 2021 1) Industry average based on peer group 2) Middle distillates yield includes distillate fuel oil, kerosene and kerosene-type jet fuel 3) Sourced from respective company press releases, SEC filings, and earnings calls Light Products Yield Delek US positioned to benefit with high value product yields and crude oil slate flexibility

Tangible Assets with Underlying Value  Four refineries with 302mbbl/d of aggregate capacity  80% DKL ownership provides public marker of value  DK owns 34.7mm units at $38.86 or $1.3 billion (1)  Retail value supported strong valuations for retail businesses  ’23E EBITDA of $45mm; retail businesses have been transacting in the low double digit area on an EBITDA multiple basis  Wink to Webster construction cost $340 - $380mm  Expect well above 15% IRR threshold for midstream projects  Project financed with $75mm equity contribution  3 Biodiesel Plants; 40mm gal/yr  $13.3 million option for 33% indirect interest in the net cash flow from a renewable diesel facility following its conversion  The facility will be able to produce up to 220mm gallons a year of renewable fuels 1) Factset as of 5/10/2021 22

Growing Midstream Platform to Diversify EBITDA Stream Financial Flexibility to Support Strategic Objectives An Integrated and Diversified Refining, Logistics and Retail Company Invest in the Business to Operate Reliably and Safely Permian Focused Refining System with Increasing Access to Cushing Focus on Long-Term Shareholder Returns

Appendix

25 1Q21 Cash Flows

26 2Q21 Guidance Range

27 Summary Organizational Structure 20% interest (8.7 million units) Limited partner-common 100% Delek Logistics Partners, LP NYSE: DKL (the Partnership) Public Unitholders Operating Subsidiaries 80% interest (34.7 million units) Limited partner-common Delek Logistics GP, LLC (the General Partner) Delek US Holdings, Inc. NYSE: DK • Eliminated incentive distribution rights (IDRs) • General partner (GP) converted to non-economic interest • Transaction: 14 million newly issued DKL common limited partner units and $45 million in cash during August 2020. Non-economic ownership interest

Reconciliations

1.39x 1.32x 1.35x 1.30x 1.61x 2.02x 1.42x 1.67x 1.25x 1.49x 1.47x 1.18x 1.20x 1.29x 0.98x 1.00x 0.88x 1.06x 0.97x 0.96x 1.14x 1.34x 1.25x 1.03x 1.06x 1.08x 1.11x 1.08x 1.15x 1.58x 1.50x 1.41x 1.31x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 Avg. 1.08x in 2019 Avg. 1.41x in 2020 29 1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. 2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see reconciliations starting on page 30. 3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015. 4) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods. Distribution per unit has increased thirty-two consecutive times since the IPO (1) Distributable Cash Flow Coverage Ratio (2)(3)(4) Leverage Ratio (4) DKL Distribution and Leverage Ratio Avg. 1.35x in 2013 Avg. 1.68x in 2014 Avg. 1.35x in 2015 Avg. 1.11x in 2016 Avg. 0.97x in 2017 Avg. 1.19x in 2018 $0.385 $0.395 $0.405 $0.415 $0.425 $0.475 $0.490 $0.510 $0.530 $0.550 $0.570 $0.590 $0.610 $0.630 $0.655 $0.680 $0.690 $0.705 $0.715 $0.725 $0.750 $0.770 $0.790 $0.810 $0.820 $0.850 $0.880 $0.885 $0.890 $0.900 $0.905 $0.910 $0.920 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q151Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 1.70x 1.58x 2.28x 2.35x 3.21x 2.69x 2.55x 2.56x 3.02x 3.13x 3.11x 3.49x 3.48x 3.47x 3.72x 3.84x 3.84x 3.90x 3.75x 3.77x 4.58x 4.44x 4.53x 4.08x 4.17x 4.64x 4.62x 4.48x 4.15x 4.05x 3.91x 3.75x 3.64x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21

DKL: Reconciliation of Distributable Cash Flow

(dollars in millions, except coverage)	1Q13 (2)	2Q13(2)	3Q13(2)	4Q13	2013 (2)	1Q14 (2)	2Q14(2)	3Q14(2)	4Q14(2)	2014 (2)	1Q15(2)	2Q15	3Q15	4Q15	2015 (2)(3)	1Q16	2Q16	3Q16	4Q16	2016 (3)
Reconciliation of Distributable Cash Flow to net cash from operating activities																				
Net cash provided by operating activities	$2.0	$18.7	$19.9	$8.9	$49.4	$14.4	$31.2	$20.1	$20.8	$86.6	$15.8	$30.8	$20.2	$1.3	$68.0	$26.4	$31.2	$29.2	$13.9	$100.7
Accretion of asset retirement obligations	(0.0)	(0.1)	(0.0)	(0.1)	(0.2)	(0.1)	(0.1)	(0.1)	0.0	(0.2)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)
Deferred income taxes	0.0	0.0	(0.1)	(0.3)	(0.3)	0.0	(0.1)	(0.0)	0.2	0.1	(0.2)	0.2	0.0	0.0	(0.0)				0.2	0.2
Gain (Loss) on asset disposals	-	-	-	(0.2)	(0.2)	-	(0.1)	-	(0.0)	(0.1)	(0.0)	0.0	-	(0.1)	(0.1)	0.0	-	(0.0)	-	0.0
Changes in assets and liabilities	12.1	(4.9)	(5.1)	6.3	8.3	3.4	(6.0)	(1.6)	3.0	(1.2)	3.3	(7.3)	3.6	20.5	20.1	(5.4)	(7.1)	(10.0)	7.7	(14.9)
Distributions from equity method investments				-																
Maint. & Reg. Capital Expenditures	(1.3)	(1.1)	(1.3)	(1.5)	(5.1)	(0.8)	(1.0)	(0.8)	(3.9)	(6.5)	(3.3)	(3.9)	(3.5)	(2.7)	(13.4)	(0.7)	(0.9)	(0.7)	(3.6)	(5.9)
Reimbursement for Capital Expenditures	0.3	0.2	-	0.4	0.8	-			1.6	1.6	1.6	1.8	2.0	0.2	5.5	0.2	0.2	0.4	2.4	3.3
Distributable Cash Flow	$13.1	$12.8	$13.4	$13.6	$52.9	$17.0	$24.0	$17.7	$21.8	$80.3	$17.1	$21.4	$22.2	$19.0	$79.8	$20.4	$23.3	$18.8	$20.6	$83.0
Distribution Coverage Ratio (1)	1.39x	1.32x	1.35x	1.33x	1.35x	1.61x	2.02x	1.42x	1.67x	1.68x	1.25x	1.49x	1.47x	1.18x	1.35x	1.20x	1.29x	0.98x	1.00x	1.11x
Total Distribution (1)	$9.4	$9.7	$9.9	$10.2	$39.3	$10.5	$11.9	$12.4	$13.1	$47.9	$13.7	$14.4	$15.1	$16.1	$59.3	$17.1	$18.1	$19.3	$20.5	$75.0

(dollars in millions, except coverage)	1Q17	2Q17	3Q17	4Q17 (3)	2017(3)	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019	1Q20	2Q20	3Q20	4Q20	2020	1Q21
Reconciliation of Distributable Cash Flow to net cash from operating activities																					
Net cash provided by operating activities	$23.5	$23.9	$30.5	$9.8	$87.7	$23.7	$28.0	$6.0	$90.4	$148.0	$26.2	$24.1	$34.3	$45.8	$130.4	$34.8	$37.5	$62.3	$58.4	$193.0	$61.7
Accretion of asset retirement obligations	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)	(0.1)
Deferred income taxes	-	(0.1)	(0.0)	0.3	0.1	-	-	-	(0.2)	(0.2)	-		(0.1)	(0.6)	(0.7)	(1.3)	(0.9)	(0.1)	0.6	(0.4)	(0.1)
Gain (Loss) on asset disposals	(0.0)	0.0	0.0	0.0	0.0	(0.1)	0.1	(0.7)	(0.2)	(0.9)	(0.0)	0.0	0.1	0.1	0.2	-	-			-	
Changes in assets and liabilities	(3.6)	0.9	(8.5)	14.6	3.4	3.7	6.2	28.1	(59.9)	(21.9)	3.2	7.8	3.2	(14.8)	(0.6)	5.6	19.3	(2.5)	1.2	19.8	(10.9)
Non-cash lease expense						-	-	-	-	-	(1.0)	(0.4)	(1.1)	2.4	(0.2)	(2.9)	(0.3)	(1.6)	(3.8)	(6.1)	(2.0)
Distributions from equity method investments								0.3	0.2	1.2	0.8	-	-	-	0.8	0.1	1.6	1.0	0.0	2.7	3.9
Maint. & Reg. Capital Expenditures	(2.2)	(2.1)	(0.7)	(4.4)	(9.4)	(0.3)	(1.0)	(2.4)	(3.5)	(7.2)	(0.8)	(1.0)	(3.7)	(2.9)	(8.5)	(0.9)	(0.1)	0.0	(0.5)	(1.3)	(0.5)
Reimbursement for Capital Expenditures	0.9	0.5	0.4	1.7	3.5	0.4	0.3	1.3	0.9	2.9	0.7	0.7	1.2	3.2	5.8	0.0	0.0	0.0	0.2	0.3	0.4
Distributable Cash Flow	$18.4	$23.0	$21.6	$21.9	$85.0	$27.3	$33.5	$32.4	$27.6	$121.5	$29.0	$31.2	$33.7	$33.0	$126.9	$35.4	$57.0	$59.1	$55.9	$207.6	$52.5
Distribution Coverage Ratio (1)	0.88x	1.06x	0.97x	0.96x	0.97x	1.14x	1.34x	1.25x	1.02x	1.19x	1.06x	1.08x	1.11x	1.08x	1.08x	1.15x	1.58x	1.50x	1.41x	1.42x	1.31x
Total Distribution (1)	$21.0	$21.8	$22.3	$22.8	$87.9	$24.0	$25.0	$26.0	$26.9	$101.9	$27.4	$28.9	$30.3	$30.6	$117.3	$30.9	$36.0	$39.3	$39.5	$145.7	$40.0

1) Distribution based on actual amounts distributed during the periods; does not include LTIP accrual. Coverage is defined as cash available for distribution divided by total distribution.
2) Results in 2013, 2014 and 2015 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek US rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015.

Note: May not foot due to rounding and annual adjustments that occurred in year-end reporting.

30

DKL: Income Statement and Non-GAAP EBITDA Reconciliation

	2013[1]	1Q14[1]	2Q14	3Q14	4Q14	2014[1]	1Q15[2]	2Q15	3Q15	4Q15	2015[2]	1Q16	2Q16	3Q16	4Q16	2016
Net Revenue	**$907.4**	**$203.5**	**$236.3**	**$228.0**	**$173.3**	**$841.2**	**$143.5**	**$172.1**	**$165.1**	**$108.9**	**$589.7**	**$104.1**	**$111.9**	**$107.5**	**$124.7**	**$448.1**
Cost of Sales	(811.4)	(172.2)	(196.6)	(194.1)	(134.3)	(697.2)	(108.4)	(132.5)	(124.4)	(71.0)	(436.3)	(66.8)	(73.1)	($73.5)	($88.8)	(302.2)
Operating Expenses (excluding depreciation and amortization presented below)	(25.8)	(8.5)	(9.5)	(10.2)	(9.7)	(38.0)	(10.6)	(10.8)	(11.6)	(11.7)	(44.8)	(10.5)	(8.7)	($9.3)	($8.8)	(37.2)
Depreciation and Amortization																
Contribution Margin	**$70.3**	**$22.8**	**$30.2**	**$23.7**	**$29.3**	**$106.0**	**$24.5**	**$28.8**	**$29.1**	**$26.2**	**$108.6**	**$26.8**	**$30.0**	**$24.7**	**$27.2**	**$108.7**
Operating Expenses (excluding depreciation and amortization presented below)																
Depreciation and Amortization	(10.7)	(3.4)	(3.5)	(3.7)	(3.9)	(14.6)	(4.0)	(4.7)	(4.5)	(5.9)	(19.2)	(5.0)	(4.8)	($5.4)	($5.6)	(20.8)
General and Administration Expense	(6.3)	(2.6)	(2.2)	(2.5)	(3.3)	(10.6)	(3.4)	(3.0)	(2.7)	(2.3)	(11.4)	(2.9)	(2.7)	($2.3)	($2.3)	(10.3)
Gain (Loss) on Asset Disposal	(0.2)	-	(0.1)	-	-	(0.1)	-	-	-	(0.1)	(0.1)	0.0	-	($0.0)	$0.0	0.0
Operating Income	**$53.2**	**$16.8**	**$24.4**	**$17.5**	**$22.1**	**$80.8**	**$17.1**	**$21.1**	**$21.8**	**$17.9**	**$77.9**	**$19.0**	**$22.5**	**$17.0**	**$19.2**	**$77.7**
Interest Expense, net	(4.6)	(2.0)	(2.3)	(2.2)	(2.1)	(8.7)	(2.2)	(2.6)	(2.8)	(3.0)	(10.7)	(3.2)	(3.3)	($3.4)	($3.7)	(13.6)
(Loss) Income from Equity Method Invesments								(0.1)	(0.3)	(0.1)	(0.6)	(0.2)	(0.2)	($0.3)	($0.4)	(1.2)
Income Taxes	(0.8)	(0.1)	(0.3)	(0.2)	0.5	(0.1)	(0.3)	(0.1)	(0.1)	0.6	0.2	(0.1)	(0.129)	($0.1)	$0.3	(0.1)
Net Income	**$47.8**	**$14.7**	**$21.8**	**$15.1**	**$20.5**	**$72.0**	**$14.6**	**$18.3**	**$18.6**	**$15.3**	**$66.8**	**$15.4**	**$18.9**	**$13.2**	**$15.3**	**$62.8**
EBITDA:																
Net Income	$47.8	$14.7	$21.8	$15.1	$20.5	$72.0	$14.6	$18.3	$18.6	$15.3	$66.8	$15.4	$18.9	$13.2	$15.3	$62.8
Income Taxes	0.8	0.1	0.3	0.2	(0.5)	0.1	0.3	0.1	0.1	(0.6)	(0.2)	0.1	0.1	0.13	(0.28)	0.1
Depreciation and Amortization	10.7	3.4	3.5	3.7	3.9	14.6	4.0	4.7	4.5	5.9	19.2	5.0	4.8	5.4	5.6	20.8
Amortization of customer contract intangible assets	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest Expense, net	4.6	2.0	2.3	2.2	2.1	8.7	2.2	2.6	2.8	3.0	10.7	3.2	3.3	3.4	3.7	13.6
EBITDA	$63.8	$20.2	$27.9	$21.2	$26.1	$95.4	$21.1	$25.7	$26.1	$23.6	$96.5	$23.7	$27.1	$22.0	$24.4	$97.3

	1Q17	2Q17	3Q17	4Q17	2017	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019	1Q20	2Q20	3Q20	4Q20	2020	1Q21
Net Revenue	**$129.5**	**$126.8**	**$130.6**	**$151.2**	**$538.1**	**$167.9**	**$166.3**	**$164.1**	**$159.3**	**$657.6**	**$152.5**	**$155.3**	**$137.6**	**$138.6**	**$584.0**	**$163.4**	**$117.6**	**$142.3**	**$140.1**	**$563.4**	**$152.9**
Cost of Sales	(92.6)	(85.0)	($89.1)	($106.1)	(372.9)	(119.0)	(106.0)	($105.6)	($98.4)	(429.1)	($96.3)	($93.9)	($72.6)	($73.8)	(336.5)	($101.3)	($43.9)	($60.7)	($63.2)	(269.1)	($81.2)
Operating Expenses (excluding depreciation and amortization presented below)	(10.4)	(10.0)	(10.7)	(12.3)	(43.3)	(12.6)	(14.9)	(14.5)	(15.4)	(57.4)	(15.3)	(16.5)	(17.5)	(22.0)	(71.3)	(14.0)	(11.6)	(13.7)	(14.6)	(53.8)	(13.5)
Depreciation and Amortization								(6.3)	(5.8)	(12.1)	(6.1)	(6.2)	(6.1)	(6.4)	(24.9)	(5.8)	(8.2)	(8.9)	(10.8)	(33.7)	(10.2)
Contribution Margin	**$26.5**	**$31.8**	**$30.8**	**$32.8**	**$121.9**	**$36.3**	**$45.3**	**$37.8**	**$39.6**	**$159.1**	**$34.8**	**$38.8**	**$41.3**	**$36.4**	**$151.3**	**$42.4**	**$53.9**	**$59.0**	**$51.5**	**$206.7**	**$48.0**
Operating Expenses (excluding depreciation and amortization presented below)								(0.9)	(0.4)	(1.3)	(0.8)	(0.8)	(0.9)	(0.3)	(2.8)	(0.8)	(0.8)	(0.6)	(0.3)	(2.4)	(0.6)
Depreciation and Amortization	(5.2)	(5.7)	(5.5)	(5.5)	(21.9)	(6.0)	(7.0)	(0.5)	(0.4)	(13.9)	(0.5)	(0.5)	(0.5)	(0.5)	(1.8)	(0.5)	(0.5)	(0.5)	(0.5)	(2.0)	(0.5)
General and Administration Expense	(2.8)	(2.7)	(2.8)	(3.6)	(11.8)	(3.0)	(3.7)	(3.1)	(7.4)	(17.2)	(4.5)	(5.3)	(5.3)	(5.8)	(20.8)	(6.1)	(4.7)	(6.1)	(5.6)	(22.6)	(4.9)
Gain (Loss) on Asset Disposal	0.0	0.0	(0.0)	(0.0)	(0.0)	-	0.1	(0.7)	(0.2)	(0.8)	(0.0)	0.0	0.1	(0.1)	(0.0)	0.1	-	-	(0.0)	0.1	0.1
Operating Income	**$18.5**	**$23.4**	**$22.6**	**$23.7**	**$88.1**	**$27.3**	**$34.7**	**$32.6**	**$31.1**	**$125.8**	**$29.1**	**$32.3**	**$34.7**	**$29.7**	**$125.8**	**$35.0**	**$47.9**	**$51.7**	**$45.1**	**$179.8**	**$42.2**
Interest Expense, net	(4.1)	(5.5)	(7.1)	(7.3)	(23.9)	(8.1)	(10.9)	(11.1)	(11.2)	(41.3)	(11.3)	(11.4)	(12.5)	(12.2)	(47.3)	(11.8)	(10.7)	(10.4)	(10.0)	(42.9)	(9.7)
(Loss) Income from Equity Method Invesments	0.2	1.2	1.6	1.9	5.0	0.8	1.9	1.9	1.5	6.2	2.0	4.5	8.4	5.0	19.8	5.6	6.5	4.9	5.8	22.7	4.0
Other (Expense) Income	-	-	-	-	-	-	-	-	-	-	-	(0.5)	-	(0.1)	(0.6)	-	-	0.1	-	(0.1)	(0.0)
Income Taxes	(0.1)	(0.1)	(0.2)	0.6	0.2	(0.1)	(0.1)	(0.1)	(0.2)	(0.5)	(0.1)	(0.1)	(0.1)	(0.7)	(1.0)	(1.0)	0.7	(0.2)	(0.2)	(0.2)	(0.2)
Net Income	**$14.6**	**$19.0**	**$16.9**	**$18.9**	**$69.4**	**$20.0**	**$25.6**	**$23.3**	**$21.3**	**$90.2**	**$19.7**	**$24.9**	**$30.5**	**$21.7**	**$96.8**	**$27.8**	**$44.4**	**$46.3**	**$40.7**	**$159.2**	**$36.3**
EBITDA:																					
Net Income	$14.6	$19.0	$16.9	$18.9	$69.4	$20.0	$25.6	$23.3	$21.3	$90.2	$19.7	$24.9	$30.5	$21.7	$96.8	$27.8	$44.4	$46.3	$40.7	$159.2	$36.3
Income Taxes	0.1	0.1	0.2	($0.6)	(0.2)	0.1	0.1	0.1	$0.2	0.5	0.1	0.1	0.1	0.7	1.0	1.0	(0.7)	(0.2)	0.1	0.2	0.2
Depreciation and Amortization	5.2	5.7	5.5	5.5	21.9	6.0	7.0	6.7	6.3	26.0	6.6	6.6	6.6	6.9	26.7	6.3	8.7	9.5	11.3	35.7	10.7
Amortization of customer contract intangible assets	-	-	-	-	-	0.6	1.8	1.8	1.8	6.0	1.8	1.8	1.8	1.8	7.2	1.8	1.8	1.8	1.8	7.2	1.8
Interest Expense, net	4.1	5.5	7.1	7.3	23.9	8.1	10.9	11.1	11.2	41.3	11.3	11.4	12.5	12.2	47.3	11.8	10.6	10.4	10.0	42.9	9.7
EBITDA	$23.9	$30.3	$29.7	$31.1	$115.0	$34.7	$45.4	$43.0	$40.7	$163.9	$39.4	$44.8	$51.5	$43.3	$178.9	$48.7	$64.8	$67.8	$63.9	$245.3	$58.7

1) Results in 2013 and 2014 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
2) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 dropdowns.

Note: May not foot due to rounding.

31

32 Reconciliation of GAAP to Non-GAAP Delek US Holdings, Inc. Reconciliation of Amounts Reported Under U.S. GAAP (In millions) Refining Logistics (Midstream) Retail Reported segment contribution margin $777.9 $173.4 $58.5 Less: General and administrative expenses 134.1 20.8 23.8 Add: Gain (loss) on sale of assets (0.1) 0.2 3.0 643.7 152.8 37.7 Adjusting items: Net inventory LCM valuation benefit (52.2) (0.1) - Unrealized inventory/commodity hedging gain where the hedged item is not yet recognized in the financial statements 18.7 0.4 - Retroactive biodiesel tax credit (36.0) - - Non-operating, pre-acquisition litigation contingent losses and related legal expenses 6.7 - - Total adjusting items: (62.8) 0.3 - Adjusted segment earnings $580.9 $153.1 $37.7 Year Ended December 31, 2019 (1) An adjustment for the portion of the retroactive biodiesel tax credit reenacted in December 2019 but that was attributable to 2018 has been adjusted out of the year ended December 31, 2019 (1)

33 (1) For the annual period ended December 31, 2016, the Pre-acquisition Alon Adjusted Retail Segment Earnings was derived from the Annual Report on Form 10-K filed by Alon and incorporated by reference into Delek’s 2016 Annual Report on Form 10-K, and for the six months ended June 30, 2017, the Pre-acquisition Alon Adjusted Retail Segment Earnings was derived from Exhibit 99.3 Alon Supplemental information, filed as an exhibit to Delek’s Form 8-K filed on August 3, 2017 related to the significant acquisition of Alon. In those respective filings, Alon did not present Contribution Margin as a GAAP measure for its retail segment (as defined by Alon, which is not believed to be materially different from Delek’s definition and, therefore, hereafter also referred to as “Retail Segment”). As a result, we have calculated Adjusted Retail Segment Earnings for the pre-acquisition periods using the income statement items that were disclosed for the Retail Segment by Alon. Note that the pre-acquisition period presentation of Adjusted Retail Segment Earnings is based on accounting policies as elected and applied by Alon, which may differ from accounting policies used post-acquisition by Delek and reflected in Delek’s post-acquisition Adjusted Retail Segment Earnings Reconciliation of GAAP to Non-GAAP (Cont’d)

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